Exhibit 99.4

CARDINAL HEALTH, INC. AND SUBSIDIARIES

UNAUDITED ADJUSTED CONSOLIDATED FINANCIAL STATEMENTS

AND

GAAP / NON-GAAP RECONCILATIONS AND DEFINITIONS

The Cardinal Health, Inc. and subsidiaries (“Cardinal Health”) unaudited adjusted consolidated financial statements included below consist of unaudited adjusted consolidated statements of earnings for the quarters ended September 30, December 31, March 31 and June 30, 2009 and 2008 and for the fiscal years ended June 30, 2009 and 2008, unaudited adjusted consolidated balance sheets as of June 30, 2009 and 2008, and unaudited adjusted consolidated statements of cash flows for the fiscal years ended June 30, 2009 and 2008. The unaudited adjusted consolidated financial statements included below have been derived from the historical consolidated financial statements and accounting records of Cardinal Health and have been adjusted to present the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. They do not show the planned distribution by CareFusion of $1.4 billion in cash to Cardinal Health in connection with the planned spin-off and the planned use of that cash to reduce Cardinal Health long-term obligations. Certain surgical and exam gloves, drapes and apparel and fluid management businesses that are currently part of the Clinical and Medical Products segment will be retained by Cardinal Health and will continue to be presented within continuing operations.

The unaudited adjusted consolidated financial statements do not necessarily reflect the financial position and results of operations that will be presented within Cardinal Health’s consolidated financial statements subsequent to the completion of the planned spin-off of CareFusion. In addition, they do not reflect what the financial position and results of operations would have been if Cardinal Health had actually operated without the CareFusion businesses during the periods shown nor are they necessarily indicative of Cardinal Health’s future results of operations or financial condition. The assumptions and estimates used and adjustments derived from such assumptions are based on currently available information, and management believes such assumptions and estimates are reasonable under the circumstances.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(in millions, except per Common Share amounts)	Historical Fiscal 2009	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1]	Special Items	Impairments, Gain/(Loss) on Sale of Assets and Other, Net	Non-GAAP Adjusted [1] Fiscal 2009
Revenue	$99,512.4	$(3,520.9)	$95,991.5			$95,991.5
Cost of products sold	93,986.0	(1,742.0)	92,244.0			92,244.0

Gross margin	5,526.4	(1,778.9)	3,747.5			3,747.5
Selling, general and administrative expenses	3,438.3	(1,109.3)	2,329.0			2,329.0
Impairments, (gain)/loss on sale of assets and other, net	25.0	(11.1)	13.9		(13.9)	—
Special items:
Restructuring charges	164.3	(63.2)	101.1	(101.1)		—
Acquisition integration charges	14.5	(8.2)	6.3	(6.3)		—
Litigation and other	(1.4)	—	(1.4)	1.4		—

Operating earnings	1,885.7	(587.1)	1,298.6			1,418.5
Interest expense and other	218.7	(91.0)	127.7			127.7

Earnings before income taxes and discontinued operations	1,667.0	(496.1)	1,170.9			1,290.8
Provision for income taxes	524.2	(118.5)	405.7	29.9	39.4	475.0

Earnings from continuing operations	1,142.8	(377.6)	765.2			815.8
Earnings from discontinued operations	8.8	377.6	386.4			386.4

Net earnings	$1,151.6	$—	$1,151.6			$1,202.2

Basic earnings per Common Share:
Continuing operations	$3.20	$(1.06)	$2.14
Discontinued operations	0.02	1.06	1.08

Net basic earnings per Common Share	$3.22	$—	$3.22

Diluted earnings per Common Share:
Continuing operations	$3.16	$(1.04)	$2.12	$0.21	$(0.07)	$2.26
Discontinued operations	0.02	1.04	1.06

Net diluted earnings per Common Share	$3.18	$—	$3.18

Weighted average number of Common Shares outstanding:
Basic	357.6	357.6	357.6
Diluted	361.5	361.5	361.5	361.5	361.5	361.5

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(in millions, except per Common Share amounts)	Historical Three Months Ended September 30, 2008	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1]	Special Items	Impairments, Gain/(Loss) on Sale of Assets and Other, Net	Non-GAAP Adjusted [1] Three Months Ended September 30, 2008
Revenue	$24,321.0	$(883.9)	$23,437.1			$23,437.1
Cost of products sold	22,967.5	(431.6)	22,535.9			22,535.9

Gross margin	1,353.5	(452.3)	901.2			901.2
Selling, general and administrative expenses	876.8	(286.5)	590.3			590.3
Impairments, (gain)/loss on sale of assets and other, net	3.6	—	3.6		(3.6)	—
Special items:
Restructuring charges	49.7	(26.7)	23.0	(23.0)		—
Acquisition integration charges	2.4	(4.8)	(2.4)	2.4		—
Litigation and other	0.3	—	0.3	(0.3)		—

Operating earnings	420.7	(134.3)	286.4			310.9
Interest expense and other	62.0	(30.2)	31.8			31.8

Earnings before income taxes and discontinued operations	358.7	(104.1)	254.6			279.1
Provision for income taxes	112.5	(29.9)	82.6	7.6	20.9	111.1

Earnings from continuing operations	246.2	(74.2)	172.0			168.0
Earnings from discontinued operations	2.9	74.2	77.1			77.1

Net earnings	$249.1	$—	$249.1			$245.1

Basic earnings per Common Share:
Continuing operations	$0.69	$(0.21)	$0.48
Discontinued operations	0.01	0.21	0.22

Net basic earnings per Common Share	$0.70	$—	$0.70

Diluted earnings per Common Share:
Continuing operations	$0.68	$(0.20)	$0.48	$0.04	$(0.05)	$0.47
Discontinued operations	0.01	0.20	0.21

Net diluted earnings per Common Share	$0.69	$—	$0.69

Weighted average number of Common Shares outstanding:
Basic	356.7	356.7	356.7
Diluted	361.1	361.1	361.1	361.1	361.1	361.1

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(in millions, except per Common Share amounts)	Historical Three Months Ended December 31, 2008	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1]	Special Items	Impairments, Gain/(Loss) on Sale of Assets and Other, Net	Non-GAAP Adjusted [1] Three Months Ended December 31, 2008
Revenue	$25,074.8	$(957.0)	$24,117.8			$24,117.8
Cost of products sold	23,668.0	(465.3)	23,202.7			23,202.7

Gross margin	1,406.8	(491.7)	915.1			915.1
Selling, general and administrative expenses	846.6	(268.1)	578.5			578.5
Impairments, (gain)/loss on sale of assets and other, net	6.9	—	6.9		(6.9)	—
Special items:
Restructuring charges	14.2	(0.4)	13.8	(13.8)		—
Acquisition integration charges	5.8	(2.7)	3.1	(3.1)		—
Litigation and other	(0.3)	—	(0.3)	0.3		—

Operating earnings	533.6	(220.5)	313.1			336.6
Interest expense and other	62.1	(20.2)	41.9			41.9

Earnings before income taxes and discontinued operations	471.5	(200.3)	271.2			294.7
Provision for income taxes	155.4	(53.2)	102.2	6.6	3.4	112.2

Earnings from continuing operations	316.1	(147.1)	169.0			182.5
Earnings from discontinued operations	0.4	147.1	147.5			147.5

Net earnings	$316.5	$—	$316.5			$330.0

Basic earnings per Common Share:
Continuing operations	$0.89	$(0.41)	$0.48
Discontinued operations	—	0.41	0.41

Net basic earnings per Common Share	$0.89	$—	$0.89

Diluted earnings per Common Share:
Continuing operations	$0.88	$(0.41)	$0.47	$0.03	$0.01	$0.51
Discontinued operations	—	0.41	0.41

Net diluted earnings per Common Share	$0.88	$—	$0.88

Weighted average number of Common Shares outstanding:
Basic	357.3	357.3	357.3
Diluted	360.3	360.3	360.3	360.3	360.3	360.3

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(in millions, except per Common Share amounts)	Historical Three Months Ended March 31, 2009	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1]	Special Items	Impairments, Gain/(Loss) on Sale of Assets and Other, Net	Non-GAAP Adjusted [1] Three Months Ended March 31, 2009
Revenue	$24,917.7	$(828.4)	$24,089.3			$24,089.3
Cost of products sold	23,522.8	(420.4)	23,102.4			23,102.4

Gross margin	1,394.9	(408.0)	986.9			986.9
Selling, general and administrative expenses	844.9	(272.6)	572.3			572.3
Impairments, (gain)/loss on sale of assets and other, net	3.0	(2.3)	0.7		(0.7)	—
Special items:
Restructuring charges	47.4	(17.0)	30.4	(30.4)		—
Acquisition integration charges	3.5	(2.2)	1.3	(1.3)		—
Litigation and other	0.6	(0.1)	0.5	(0.5)		—

Operating earnings	495.5	(113.8)	381.7			414.6
Interest expense and other	59.9	(23.0)	36.9			36.9

Earnings before income taxes and discontinued operations	435.6	(90.8)	344.8			377.7
Provision for income taxes	122.5	6.8	129.3	5.1	6.7	141.1

Earnings from continuing operations	313.1	(97.6)	215.5			236.6
Earnings / (loss) from discontinued operations	(0.2)	97.6	97.4			97.4

Net earnings	$312.9	$—	$312.9			$334.0

Basic earnings per Common Share:
Continuing operations	$0.88	$(0.27)	$0.61
Discontinued operations	—	0.27	0.27

Net basic earnings per Common Share	$0.88	$—	$0.88

Diluted earnings per Common Share:
Continuing operations	$0.87	$(0.27)	$0.60	$0.08	$(0.02)	$0.66
Discontinued operations	—	0.27	0.27

Net diluted earnings per Common Share	$0.87	$—	$0.87

Weighted average number of Common Shares outstanding:
Basic	358.1	358.1	358.1
Diluted	360.9	360.9	360.9	360.9	360.9	360.9

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(in millions, except per Common Share amounts)	Historical Three Months Ended June 30, 2009	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1]	Special Items	Impairments, Gain/(Loss) on Sale of Assets and Other, Net	Non-GAAP Adjusted [1] Three Months Ended June 30, 2009
Revenue	$25,198.9	$(851.6)	$24,347.3			$24,347.3
Cost of products sold	23,827.7	(424.7)	23,403.0			23,403.0

Gross margin	1,371.2	(426.9)	944.3			944.3
Selling, general and administrative expenses	870.1	(282.2)	587.9			587.9
Impairments, (gain)/loss on sale of assets and other, net	11.5	(8.8)	2.7		(2.7)	—
Special items:
Restructuring charges	53.0	(19.1)	33.9	(33.9)		—
Acquisition integration charges	2.8	1.5	4.3	(4.3)		—
Litigation and other	(2.0)	0.1	(1.9)	1.9		—

Operating earnings	435.8	(118.4)	317.4			356.4
Interest expense and other	34.6	(17.5)	17.1			17.1

Earnings before income taxes and discontinued operations	401.2	(100.9)	300.3			339.3
Provision for income taxes	133.7	(42.1)	91.6	10.6	8.5	110.7

Earnings from continuing operations	267.5	(58.8)	208.7			228.6
Earnings from discontinued operations	5.7	58.8	64.5			64.5

Net earnings	$273.2	$—	$273.2			$293.1

Basic earnings per Common Share:
Continuing operations	$0.75	$(0.17)	$0.58
Discontinued operations	0.01	0.17	0.18

Net basic earnings per Common Share	$0.76	$—	$0.76

Diluted earnings per Common Share:
Continuing operations	$0.74	$(0.16)	$0.58	$0.07	$(0.02)	$0.63
Discontinued operations	0.01	0.16	0.17

Net diluted earnings per Common Share	$0.75	$—	$0.75

Weighted average number of Common Shares outstanding:
Basic	358.2	358.2	358.2
Diluted	361.1	361.1	361.1	361.1	361.1	361.1

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(in millions, except per Common Share amounts)	Historical Fiscal 2008	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1]	Special Items	Impairments, Gain/(Loss) on Sale of Assets and Other, Net	Non-GAAP Adjusted [1] Fiscal 2008
Revenue	$90,975.5	$(3,567.3)	$87,408.2			$87,408.2
Cost of products sold	85,395.8	(1,764.7)	83,631.1			83,631.1

Gross margin	5,579.7	(1,802.6)	3,777.1			3,777.1
Selling, general and administrative expenses	3,390.1	(1,049.5)	2,340.6			2,340.6
Impairments, (gain)/loss on sale of assets and other, net	(32.0)	(1.3)	(33.3)		33.3	—
Special items:
Restructuring charges	65.7	(10.4)	55.3	(55.3)		—
Acquisition integration charges	44.9	(42.3)	2.6	(2.6)		—
Litigation and other	19.5	—	19.5	(19.5)		—

Operating earnings	2,091.5	(699.1)	1,392.4			1,436.5
Interest expense and other	169.4	(72.1)	97.3			97.3

Earnings before income taxes and discontinued operations	1,922.1	(627.0)	1,295.1			1,339.2
Provision for income taxes	626.1	(178.2)	447.9	16.1	(14.8)	449.2

Earnings from continuing operations	1,296.0	(448.8)	847.2			890.0
Earnings from discontinued operations	4.6	448.8	453.4			453.4

Net earnings	$1,300.6	$—	$1,300.6			$1,343.4

Basic earnings per Common Share:
Continuing operations	$3.62	$(1.25)	$2.37
Discontinued operations	0.01	1.25	1.26

Net basic earnings per Common Share	$3.63	$—	$3.63

Diluted earnings per Common Share:
Continuing operations	$3.56	$(1.23)	$2.33	$0.17	$(0.05)	$2.45
Discontinued operations	0.01	1.23	1.24

Net diluted earnings per Common Share	$3.57	$—	$3.57

Weighted average number of Common Shares outstanding:
Basic	358.2	358.2	358.2
Diluted	364.0	364.0	364.0	364.0	364.0	364.0

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(in millions, except per Common Share amounts)	Historical Three Months Ended September 30, 2007	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1]	Special Items	Impairments, Gain/(Loss) on Sale of Assets and Other, Net	Non-GAAP Adjusted [1] Three Months Ended September 30, 2007
Revenue	$21,945.4	$(787.6)	$21,157.8			$21,157.8
Cost of products sold	20,616.3	(391.1)	20,225.2			20,225.2

Gross margin	1,329.1	(396.5)	932.6			932.6
Selling, general and administrative expenses	824.0	(247.6)	576.4			576.4
Impairments, (gain)/loss on sale of assets and other, net	(0.2)	0.6	0.4		(0.4)	—
Special items:
Restructuring charges	14.8	(0.5)	14.3	(14.3)		—
Acquisition integration charges	5.4	(4.5)	0.9	(0.9)		—
Litigation and other	2.3	0.1	2.4	(2.4)		—

Operating earnings	482.8	(144.6)	338.2			356.2
Interest expense and other	42.3	(17.4)	24.9			24.9

Earnings before income taxes and discontinued operations	440.5	(127.2)	313.3			331.3
Provision for income taxes	141.9	(39.9)	102.0	6.9	0.1	109.0

Earnings from continuing operations	298.6	(87.3)	211.3			222.3
Earnings from discontinued operations	3.2	87.3	90.5			90.5

Net earnings	$301.8	$—	$301.8			$312.8

Basic earnings per Common Share:
Continuing operations	$0.82	$(0.24)	$0.58
Discontinued operations	0.01	0.24	0.25

Net basic earnings per Common Share	$0.83	$—	$0.83

Diluted earnings per Common Share:
Continuing operations	$0.81	$(0.24)	$0.57	$0.03	$0.00	$0.60
Discontinued operations	0.01	0.24	0.25

Net diluted earnings per Common Share	$0.82	$—	$0.82

Weighted average number of Common Shares outstanding:
Basic	363.0	363.0	363.0
Diluted	370.2	370.2	370.2	370.2	370.2	370.2

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(in millions, except per Common Share amounts)	Historical Three Months Ended December 31, 2007	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1]	Special Items	Impairments, Gain/(Loss) on Sale of Assets and Other, Net	Non-GAAP Adjusted [1] Three Months Ended December 31, 2007
Revenue	$23,253.4	$(873.1)	$22,380.3			$22,380.3
Cost of products sold	21,913.2	(436.8)	21,476.4			21,476.4

Gross margin	1,340.2	(436.3)	903.9			903.9
Selling, general and administrative expenses	822.0	(254.2)	567.8			567.8
Impairments, (gain)/loss on sale of assets and other, net	(23.0)	0.3	(22.7)		22.7	—
Special items:
Restructuring charges	31.5	(0.6)	30.9	(30.9)		—
Acquisition integration charges	10.0	(9.1)	0.9	(0.9)		—
Litigation and other	(12.0)	—	(12.0)	12.0		—

Operating earnings	511.7	(172.7)	339.0			336.1
Interest expense and other	49.5	(18.5)	31.0			31.0

Earnings before income taxes and discontinued operations	462.2	(154.2)	308.0			305.1
Provision for income taxes	142.1	(48.8)	93.3	6.9	(8.7)	91.5

Earnings from continuing operations	320.1	(105.4)	214.7			213.6
Earnings from discontinued operations	4.6	105.4	110.0			110.0

Net earnings	$324.7	$—	$324.7			$323.6

Basic earnings per Common Share:
Continuing operations	$0.89	$(0.29)	$0.60
Discontinued operations	0.02	0.29	0.31

Net basic earnings per Common Share	$0.91	$—	$0.91

Diluted earnings per Common Share:
Continuing operations	$0.88	$(0.29)	$0.59	$0.04	$(0.04)	$0.59
Discontinued operations	0.01	0.29	0.30

Net diluted earnings per Common Share	$0.89	$—	$0.89

Weighted average number of Common Shares outstanding:
Basic	358.7	358.7	358.7
Diluted	364.6	364.6	364.6	364.6	364.6	364.6

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(in millions, except per Common Share amounts)	Historical Three Months Ended March 31, 2008	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1]	Special Items	Impairments, Gain/(Loss) on Sale of Assets and Other, Net	Non-GAAP Adjusted [1] Three Months Ended March 31, 2008
Revenue	$22,882.4	$(906.4)	$21,976.0			$21,976.0
Cost of products sold	21,426.7	(447.1)	20,979.6			20,979.6

Gross margin	1,455.7	(459.3)	996.4			996.4
Selling, general and administrative expenses	849.1	(260.3)	588.8			588.8
Impairments, (gain)/loss on sale of assets and other, net	1.2	(0.4)	0.8		(0.8)	—
Special items:
Restructuring charges	8.5	(5.2)	3.3	(3.3)		—
Acquisition integration charges	4.4	(3.3)	1.1	(1.1)		—
Litigation and other	22.7	—	22.7	(22.7)		—

Operating earnings	569.8	(190.1)	379.7			407.6
Interest expense and other	30.8	(9.8)	21.0			21.0

Earnings before income taxes and discontinued operations	539.0	(180.3)	358.7			386.6
Provision for income taxes	177.7	(56.4)	121.3	10.4	0.3	132.0

Earnings from continuing operations	361.3	(123.9)	237.4			254.6
Earnings / (loss) from discontinued operations	(5.3)	123.9	118.6			118.6

Net earnings	$356.0	$—	$356.0			$373.2

Basic earnings / (loss) per Common Share:
Continuing operations	$1.01	$(0.34)	$0.67
Discontinued operations	(0.01)	0.34	0.33

Net basic earnings per Common Share	$1.00	$—	$1.00

Diluted earnings / (loss) per Common Share:
Continuing operations	$1.00	$(0.34)	$0.66	$0.05	$0.00	$0.71
Discontinued operations	(0.01)	0.34	0.33

Net diluted earnings per Common Share	$0.99	$—	$0.99

Weighted average number of Common Shares outstanding:
Basic	355.5	355.5	355.5
Diluted	360.2	360.2	360.2	360.2	360.2	360.2

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(in millions, except per Common Share amounts)	Historical Three Months Ended June 30, 2008	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1]	Special Items	Impairments, Gain/(Loss) on Sale of Assets and Other, Net	Non-GAAP Adjusted [1] Three Months Ended June 30, 2008
Revenue	$22,894.3	$(1,000.3)	$21,894.0			$21,894.0
Cost of products sold	21,439.6	(489.8)	20,949.8			20,949.8

Gross margin	1,454.7	(510.5)	944.2			944.2
Selling, general and administrative expenses	895.0	(287.3)	607.7			607.7
Impairments, (gain)/loss on sale of assets and other, net	(10.0)	(1.8)	(11.8)		11.8	—
Special items:
Restructuring charges	10.9	(4.1)	6.8	(6.8)		—
Acquisition integration charges	25.1	(25.4)	(0.3)	0.3		—
Litigation and other	6.4	—	6.4	(6.4)		—

Operating earnings	527.3	(191.9)	335.4			336.5
Interest expense and other	47.0	(26.5)	20.5			20.5

Earnings before income taxes and discontinued operations	480.3	(165.4)	314.9			316.0
Provision for income taxes	164.4	(33.2)	131.2	(8.2)	(6.5)	116.5

Earnings from continuing operations	315.9	(132.2)	183.7			199.5
Earnings from discontinued operations	2.1	132.2	134.3			134.3

Net earnings	$318.0	$—	$318.0			$333.8

Basic earnings per Common Share:
Continuing operations	$0.89	$(0.38)	$0.51
Discontinued operations	—	0.38	0.38

Net basic earnings per Common Share	$0.89	$—	$0.89

Diluted earnings per Common Share:
Continuing operations	$0.88	$(0.37)	$0.51	$0.06	$(0.02)	$0.55
Discontinued operations	—	0.37	0.37

Net diluted earnings per Common Share	$0.88	$—	$0.88

Weighted average number of Common Shares outstanding:
Basic	355.5	355.5	355.5
Diluted	359.8	359.8	359.8	359.8	359.8	359.8

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in millions)	Historical June 30, 2009	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1] June 30, 2009
Assets
Cash and equivalents	$1,847.5	$(625.5)	$1,222.0
Trade receivables, net	5,643.6	(428.7)	5,214.9
Current portion of net investment in sales-type leases	398.9	(388.9)	10.0
Inventories	7,145.5	(312.7)	6,832.8
Prepaid expenses and other	588.8	(75.8)	513.0
Assets from businesses held for sale and discontinued operations	174.7	6,923.4	7,098.1

Total current assets	15,799.0	5,091.8	20,890.8

Property and equipment, net	1,873.0	(408.5)	1,464.5
Net investment in sales-type leases, less current portion	929.8	(913.8)	16.0
Goodwill and other intangibles, net	6,095.9	(3,738.1)	2,357.8
Other assets	421.1	(31.4)	389.7

Total assets	$25,118.8	$—	$25,118.8

Liabilities and Shareholders’ Equity
Current portion of long-term obligations and other short-term borrowings	$367.3	$(1.1)	$366.2
Accounts payable	9,138.0	(96.1)	9,041.9
Other accrued liabilities	1,868.2	(390.7)	1,477.5
Liabilities from businesses held for sale and discontinued operations	26.3	1,363.3	1,389.6

Total current liabilities	11,399.8	875.4	12,275.2

Long-term obligations, less current portion and other short-term borrowings	3,280.0	(8.4)	3,271.6
Deferred income taxes and other liabilities	1,714.3	(867.0)	847.3
Total shareholders’ equity	8,724.7	—	8,724.7

Total liabilities and shareholders’ equity	$25,118.8	$—	$25,118.8

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in millions)	Historical June 30, 2008	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1] June 30, 2008
Assets
Cash and equivalents	$1,291.3	$(482.5)	$808.8
Trade receivables, net	4,987.7	(504.3)	4,483.4
Current portion of net investment in sales-type leases	383.7	(373.2)	10.5
Inventories	6,757.7	(402.1)	6,355.6
Prepaid expenses and other	591.4	(77.2)	514.2
Assets from businesses held for sale and discontinued operations	264.2	6,955.3	7,219.5

Total current assets	14,276.0	5,116.0	19,392.0

Property and equipment, net	1,714.0	(425.1)	1,288.9
Net investment in sales-type leases, less current portion	916.8	(899.2)	17.6
Goodwill and other intangibles, net	6,157.3	(3,761.7)	2,395.6
Other assets	384.1	(30.0)	354.1

Total assets	$23,448.2	$—	$23,448.2

Liabilities and Shareholders’ Equity
Current portion of long-term obligations and other short-term borrowings	$159.0	$(7.4)	$151.6
Accounts payable	8,303.8	(115.1)	8,188.7
Other accrued liabilities	1,874.9	(468.7)	1,406.2
Liabilities from businesses held for sale and discontinued operations	50.0	1,359.4	1,409.4

Total current liabilities	10,387.7	768.2	11,155.9

Long-term obligations, less current portion and other short-term borrowings	3,687.4	(5.7)	3,681.7
Deferred income taxes and other liabilities	1,625.6	(762.5)	863.1
Total shareholders’ equity	7,747.5	—	7,747.5

Total liabilities and shareholders’ equity	$23,448.2	$—	$23,448.2

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in millions)	Historical June 30, 2009	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1] June 30, 2009
Cash Flows From Operating Activities:
Net earnings	$1,151.6	$—	$1,151.6
Earnings from discontinued operations	(8.8)	(377.6)	(386.4)

Earnings from continuing operations	1,142.8	(377.6)	765.2
Adjustments to reconcile earnings from continuing operations to net cash provided by / (used in) operating activities:
Depreciation and amortization	399.4	(195.4)	204.0
Asset impairments and (gain)/loss on sale of assets, net	25.0	(11.1)	13.9
Equity compensation	122.8	(20.4)	102.4
Provision for deferred income taxes	69.5	79.9	149.4
Provision for bad debts	59.4	(11.3)	48.1
Change in operating assets and liabilities, net of effects from acquisitions:
(Increase)/decrease in trade receivables	(646.1)	(64.2)	(710.3)
(Increase)/decrease in inventories	(341.8)	(89.4)	(431.2)
(Increase)/decrease in net investment in sales-type leases	(28.2)	30.2	2.0
Increase/(decrease) in accounts payable	749.0	47.8	796.8
Other accrued liabilities and operating items, net	6.5	(10.5)	(4.0)

Net cash provided by operating activities - continuing operations	1,558.3	(622.0)	936.3
Net cash provided by operating activities - discontinued operations	9.0	479.0	488.0

Net cash provided by operating activities	1,567.3	(143.0)	1,424.3

Cash Flows From Investing Activities:
Acquisition of subsidiaries, net of divestitures and cash acquired	(5.3)	(0.1)	(5.4)
Proceeds from sale of property and equipment	13.5	(3.3)	10.2
Additions to property and equipment	(533.4)	114.7	(418.7)
Sale of investment securities available for sale, net	—	—	—

Net cash used in investing activities - continuing operations	(525.2)	111.3	(413.9)
Net cash used in investing activities - discontinued operations	(17.7)	(111.3)	(129.0)

Net cash used in investing activities	(542.9)	—	(542.9)

Cash Flows From Financing Activities:
Reduction of long-term obligations	(304.6)	3.2	(301.4)
Proceeds from long-term obligations, net of issuance costs	0.4	(0.4)	—
Proceeds from issuance of Common Shares	39.3	(0.1)	39.2
Tax benefit/(expense) from stock options	(2.9)	—	(2.9)
Dividends on Common Shares	(200.4)	—	(200.4)
Purchase of Common Shares in treasury	—	—	—

Net cash used in financing activities - continuing operations	(468.2)	2.7	(465.5)
Net cash used in financing activities - discontinued operations	—	(2.7)	(2.7)

Net cash used in financing activities	(468.2)	—	(468.2)

Net increase in cash and equivalents	556.2	(143.0)	413.2
Cash and equivalents at beginning of period	1,291.3	(482.5)	808.8

Cash and equivalents at end of period	1,847.5	(625.5)	1,222.0

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in millions)	Historical June 30, 2008	Adjustment: Estimated Impact of Removal of CareFusion Business	Adjusted [1] June 30, 2008
Cash Flows From Operating Activities:
Net earnings	$1,300.6	$—	$1,300.6
Earnings from discontinued operations	(4.6)	(448.8)	(453.4)

Earnings from continuing operations	1,296.0	(448.8)	847.2
Adjustments to reconcile earnings from continuing operations to net cash provided by / (used in) operating activities:
Depreciation and amortization	374.8	(158.8)	216.0
Asset impairments and (gain)/loss on sale of assets, net	(31.4)	(1.3)	(32.7)
Purchased in-process research and development	18.0	(18.0)	—
Equity compensation	122.3	(14.4)	107.9
Provision for deferred income taxes	25.8	(48.1)	(22.3)
Provision for bad debts	26.1	(8.5)	17.6
Change in operating assets and liabilities, net of effects from acquisitions:
(Increase)/decrease in trade receivables	(313.1)	19.3	(293.8)
(Increase)/decrease in inventories	614.3	20.0	634.3
(Increase)/decrease in net investment in sales-type leases	(124.9)	123.0	(1.9)
Increase/(decrease) in accounts payable	(859.9)	11.7	(848.2)
Other accrued liabilities and operating items, net	405.6	(11.7)	393.9

Net cash provided by operating activities - continuing operations	1,553.6	(535.6)	1,018.0
Net cash provided by/(used in) operating activities - discontinued operations	(36.0)	559.7	523.7

Net cash provided by operating activities	1,517.6	24.1	1,541.7

Cash Flows From Investing Activities:
Acquisition of subsidiaries, net of divestitures and cash acquired	(514.9)	559.3	44.4
Proceeds from sale of property and equipment	32.6	0.1	32.7
Additions to property and equipment	(366.0)	180.2	(185.8)
Sale of investment securities available for sale, net	132.0	—	132.0

Net cash provided by/(used in) investing activities - continuing operations	(716.3)	739.6	23.3
Net cash used in investing activities - discontinued operations	(10.1)	(739.6)	(749.7)

Net cash used in investing activities	(726.4)	—	(726.4)

Cash Flows From Financing Activities:
Net change in commercial paper and short-term borrowings	(0.5)	0.5	—
Reduction of long-term obligations	(21.5)	17.6	(3.9)
Proceeds from long-term obligations, net of issuance costs	303.5	(3.2)	300.3
Proceeds from issuance of Common Shares	227.9	—	227.9
Tax benefit/(expense) from stock options	42.1	—	42.1
Dividends on Common Shares	(173.1)	—	(173.1)
Purchase of Common Shares in treasury	(1,181.6)	—	(1,181.6)

Net cash used in financing activities - continuing operations	(803.2)	14.9	(788.3)
Net cash provided by/(used in) financing activities - discontinued operations	—	(14.9)	(14.9)

Net cash used in financing activities	(803.2)	—	(803.2)

Net increase/(decrease) in cash and equivalents	(12.0)	24.1	12.1
Cash and equivalents at beginning of period	1,303.3	(506.6)	796.7

Cash and equivalents at end of period	$1,291.3	$(482.5)	$808.8

[1]

Adjusted reflects the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. See page 1 of this exhibit for further explanation of the adjusted presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 SEGMENT BUSINESS ANALYSIS

(in millions)	First Quarter 2009	Second Quarter 2009	Third Quarter 2009	Fourth Quarter 2009	Full Year 2009
Pharmaceutical
Revenue [2]
Amount	$21,404	$22,079	$22,118	$22,263	$87,863
Growth Rate	11%	8%	11%	12%	11%
Mix	91%	91%	92%	91%	92%
Segment Profit [3]
Amount	$213	$262	$286	$273	$1,036
Growth Rate	(24)%	10%	2%	22%	1%
Mix	68%	78%	69%	77%	73%
Segment Profit Margin	1.0%	1.2%	1.3%	1.2%	1.2%

(in millions)	First Quarter 2009	Second Quarter 2009	Third Quarter 2009	Fourth Quarter 2009	Full Year 2009
Medical
Revenue [2]
Amount	$2,037	$2,057	$1,976	$2,090	$8,159
Growth Rate	8%	4%	(2)%	3%	3%
Mix	9%	9%	8%	9%	8%
Segment Profit [3]
Amount	$98	$75	$129	$83	$384
Growth Rate	29%	(23)%	2%	(25)%	(7)%
Mix	32%	22%	31%	23%	27%
Segment Profit Margin	4.8%	3.6%	6.5%	4.0%	4.7%

Refer to definitions for an explanation of calculations.

The sum of the quarters may not equal year-to-date due to rounding.

[1]

Adjusted represents the new segment structure for Cardinal Health after the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. The Pharmaceutical segment encompasses the businesses previously within the Healthcare Supply Chain Services segment that distributed pharmaceutical, radiopharmaceutical and over-the-counter healthcare products as well as the businesses previously within the All Other segment. The Medical segment encompasses the remaining businesses within the Healthcare Supply Chain Services segment as well as certain surgical and exam gloves, drapes and apparel and fluid management businesses previously within the Clinical and Medical Products segment.

[2]

Total consolidated revenue for the first quarter, second quarter, third quarter, fourth quarter and full year was $23,437 million, $24,118 million, $24,089 million, $24,347 million and $95,992 million, respectively, which included total segment revenue of $23,441 million, $24,136 million, $24,094 million, $24,353 million and $96,022 million, respectively, and Corporate revenue of $(4) million, $(18) million, $(5) million, $(6) million and $(30) million, respectively. Corporate consists primarily of elimination of inter-segment revenue.

[3]

Total consolidated operating earnings for the first quarter, second quarter, third quarter, fourth quarter and full year was $286 million, $313 million, $382 million, $317 million and $1,299 million, respectively, which included total segment profit of $311 million, $337 million, $415 million, $356 million and $1,420 million, respectively, and Corporate loss of $(25) million, $(24) million, $(33) million, $(39) million and $(121) million, respectively. Corporate includes, among other things, special items and impairments, (gain)/loss on sale of assets and other, net.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ADJUSTED 1 SEGMENT BUSINESS ANALYSIS

(in millions)	First Quarter 2008	Second Quarter 2008	Third Quarter 2008	Fourth Quarter 2008	Full Year 2008
Pharmaceutical
Revenue [2]
Amount	$19,277	$20,409	$19,952	$19,861	$79,498
Mix	91%	91%	91%	91%	91%
Segment Profit [3]
Amount	$280	$238	$280	$224	$1,022
Mix	79%	71%	69%	67%	71%
Segment Profit Margin	1.5%	1.2%	1.4%	1.1%	1.3%

(in millions)	First Quarter 2008	Second Quarter 2008	Third Quarter 2008	Fourth Quarter 2008	Full Year 2008
Medical
Revenue [2]
Amount	$1,883	$1,973	$2,026	$2,035	$7,917
Mix	9%	9%	9%	9%	9%
Segment Profit [3]
Amount	$76	$98	$127	$110	$411
Mix	21%	29%	31%	33%	29%
Segment Profit Margin	4.0%	5.0%	6.3%	5.4%	5.2%

Refer to definitions for an explanation of calculations.

The sum of the quarters may not equal year-to-date due to rounding.

[1]

Adjusted represents the new segment structure for Cardinal Health after the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health. The Pharmaceutical segment encompasses the businesses previously within the Healthcare Supply Chain Services segment that distributed pharmaceutical, radiopharmaceutical and over-the-counter healthcare products as well as the businesses previously within the All Other segment. The Medical segment encompasses the remaining businesses within the Healthcare Supply Chain Services segment as well as certain surgical and exam gloves, drapes and apparel and fluid management businesses previously within the Clinical and Medical Products segment.

[2]

Total consolidated revenue for the first quarter, second quarter, third quarter, fourth quarter and full year was $21,158 million, $22,380 million, $21,976 million, $21,894 million and $87,408 million, respectively, which included total segment revenue of $21,160 million, $22,382 million, $21,978 million, $21,896 million and $87,415 million, respectively, and Corporate revenue of $(2) million, $(2) million, $(2) million, $(2) million and $(7) million, respectively. Corporate consists primarily of elimination of inter-segment revenue.

[3]

Total consolidated operating earnings for the first quarter, second quarter, third quarter, fourth quarter and full year were $338 million, $339 million, $380 million, $335 million and $1,392 million, respectively, which included total segment profit of $356 million, $336 million, $407 million, $334 million and $1,433 million, respectively, and Corporate earnings / (loss) of $(18) million, $3 million, $(27) million, $1 million and $(41) million, respectively. Corporate includes, among other things, special items and impairments, (gain)/loss on sale of assets and other, net.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

RECONCILIATIONS AND DEFINITIONS

GAAP

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

NON-GAAP

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding (1) special items and (2) impairments, (gain)/loss on sale of assets and other, net, each net of tax

Non-GAAP Operating Earnings: operating earnings excluding (1) special items and (2) impairments, (gain)/loss on sale of assets and other, net.